Exhibit 10.4

CHANGE IN TERMS AGREEMENT

Principal $6,500,000.00	Loan Date 04-05-2010	Maturity 11-05-2016	Loan No 15525078252	Call / Coll 1A2 / 101	Account	Officer Krugeg	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	TOWER TECH SYSTEMS INC	Lender:	GREAT WESTERN BANK
	101 S 16TH ST PO BOX 1957		Sioux Falls
	MANITOWOC, WI 54221-1957		200 E 10th Street
Sioux Falls, SD 57104

Principal Amount: $6,500,000.00	Date of Agreement: April 5, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS. LOAN #15525078252 FROM TOWER TECH SYSTEMS INC (“BORROWER”) TO GREAT WESTERN BANK (“LENDER”) DATED APRIL 28, 2009.

DESCRIPTION OF COLLATERAL. COLLATERAL REAL ESTATE MORTGAGE FROM BORROWER TO LENDER DATED APRIL 28, 2009; COMMERCIAL SECURITY AGREEMENT BETWEEN BORROWER AND LENDER DATED APRIL 28, 2009; AND COMMERCIAL GUARANTY FROM BROADWIND ENERGY, INC. (“GUARANTOR”) TO LENDER DATED APRIL 27, 2009 (EACH AS MODIFIED BY LETTER AGREEMENT DATED APRIL 28, 2009 BY AND AMONG LENDER, BORROWER AND GUARANTOR); AND SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND GUARANTOR DATED APRIL 27, 2009.

DESCRIPTION OF CHANGE IN TERMS. TO CONVERT THE EXISTING CONSTRUCTION LOAN TO A TERM LOAN CALLING FOR MONTHLY PAYMENTS OF PRINCIPAL PLUS INTEREST, EXTENDING THE MATURITY DATE OF NOVEMBER 5, 2016, REDUCING THE PRINCIPAL AMOUNT TO $6,500,000.00, AND CHANGING THE PER ANNUM INTEREST RATE FROM 7.50% FIXED TO 8.50% FIXED. A PORTION OF THE $2,000,000.00 DEPOSIT BEING HELD BY LENDER IN SAVINGS ACCOUNT NUMBER 1347401 (THE “DEPOSIT”), IN THE AMOUNT SET FORTH BELOW, IS HEREBY APPLIED TO PAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE CONSTRUCTION LOAN IN EXCESS OF $6,500,000.00; THE REMAINDER OF THE DEPOSIT IS NO LONGER NEEDED FOR SECURITY AND IS BEING REFUNDED TO BORROWER, AND THE ASSIGNMENT OF DEPOSIT ACCOUNT FROM BORROWER TO LENDER DATED APRIL 28, 2009 IS HEREBY TERMINATED AND OF NO FURTHER FORCE AND EFFECT. THE PARTIES ACKNOWLEDGE THAT CONSTRUCTION OF THE PROJECT IS COMPLETE, AND THE CONSTRUCTION LOAN AGREEMENT BETWEEN LENDER AND BORROWER DATED APRIL 28, 2009 AND THE RELATED CONSTRUCTION LOAN DISBURSING AGREEMENT ARE HEREBY TERMINATED AND OF NO FURTHER FORCE AND EFFECT. THE PRINCIPAL PAYMENT OF $83,333.00 PLUS INTEREST WILL BEGIN ON MAY 5, 2010 AND CONTINUE EACH MONTH THEREAFTER UNTIL MATURITY ON NOVEMBER 5, 2016. BORROWER AGREES TO PAY ACCRUED INTEREST TO DATE IN THE AMOUNT OF $42,472.61, A PRINCIPAL REDUCTION PAYMENT IN THE AMOUNT OF $247,673.71 (TO BE PAID FROM THE DEPOSIT AS PROVIDED ABOVE), DOCUMENT REVIEW FEES OF $2,265.75 (CUTLER & DONAHOE, LLP), A FILING FEE OF $12.00 (REGISTER OF DEEDS) AND AN ORIGINATION FEE OF $65,000.00 TO LENDER UPON EXECUTION OF THIS CHANGE IN TERMS AGREEMENT. THIS CHANGE IN TERMS AGREEMENT INCORPORATES IN FULL THE LETTER AGREEMENT OF EVEN DATE HEREWITH MODIFYING THE TERMS OF CERTAIN LOAN DOCUMENTS BY AND AMONG LENDER, BORROWER AND GUARANTOR.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accomodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accomodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be realeased by it. The waiver applies not only to any initial extention, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:		LENDER:

TOWER TECH SYSTEMS INC.		GREAT WESTERN BANK

By:	/s/ Michael L Salutz	By:	/s/ Gerald Kruger
	MICHAEL L SALUTZ, GROUP CONTROLLER & TREAS of TOWER TECH SYSTEMS INC		Gerald Kruger, SVP

LASER PRO Landing. Ver.6.48.10.005 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved 3D c:\ illegible